                                                                    Exhibit 1(a)

                             Union Tank Car Company

                                   $97,852,000

                    Pass Through Certificates, Series 1998-A

                             Underwriting Agreement


                                                              New York, New York
                                                                  March 18, 1998


Salomon Brothers Inc
7 World Trade Center
New York, New York  10048

Dear Ladies and Gentlemen:

      Union Tank Car Company, a Delaware corporation (the "Company"), proposes to cause to be sold to you the underwriter (the "Underwriter") $96,325,000 aggregate principal amount of Pass Through Certificates, Series 1998-A, with the interest rate and final distribution date as set forth in Schedule A hereto (the "Pass Through Certificates" or the "Securities"), to be issued under the Pass Through Trust Agreement 1998-A, dated as of March 18, 1998 (the "Pass Through Trust Agreement"), between the Company and Harris Trust and Savings Bank, as Pass Through Trustee (the "Pass Through Trustee"). The property to be purchased by the Pass Through Trustee under Pass Through Agreement 1998-A and contained in such trust shall consist of $97,852,000 principal amount Equipment Notes, to be issued under the Indenture.

      All capitalized terms used, but not defined herein, shall have the meanings attributed to them in the Pass Through Trust Agreement. As used in this Agreement, the term "Operative Agreements" shall have the meaning set forth in the Participation Agreement. All other capitalized terms used herein shall, for the purposes hereof, have the meanings attributed to them in this Agreement.

      1. Representations and Warranties. The Company represents and warrants to, and agrees with you, that:
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            (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (File No. 333-45105) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective, and the Pass Through Trust Agreement has been duly qualified under the Trust Indenture Act. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and the appropriate subparagraph of 424(b) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

            (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules and regulations thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Pass Through Trust Agreement did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that


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      the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Pass Through Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only information furnished by or on behalf of the Underwriter consists of (i) the stabilization language appearing on the top of page S-2, (ii) the third paragraph under the caption "Underwriting," and (iii) the first sentence of the fifth paragraph under the caption "Underwriting," each as contained in the Preliminary Final Prospectus and the Final Prospectus.

            (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or becomes effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which


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      were filed under the Exchange Act on or before the Effective Date of the
      Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

            (d) The consolidated financial statements incorporated by reference in the Registration Statement and the Final Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein, and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

            (e) The documents incorporated by reference in the Final Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and the rules and regulations thereunder.

            (f) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in the condition, financial or otherwise, results of operations or general affairs of the Company and its subsidiaries, taken as a whole.

            (g) The Company and each Significant Subsidiary (with such term having the meaning attributed to it under Rule 405 under the Act) of the Company has been


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      duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except in such jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company owns either directly or indirectly, all of the issued and outstanding capital stock of its subsidiaries, free and clear of any lien, adverse claim, security interest or other encumbrance.

            (h) The execution and delivery by the Company of this Agreement, the Participation Agreement, the Pass Through Trust Agreement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party, the consummation by the Company of the transactions herein and therein contemplated, and the compliance by the Company with the terms hereof and thereof do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or by-laws, as amended, of the Company or any of its subsidiaries or any material indenture, mortgage, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of its properties is bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of its properties; and, assuming due authorization, execution and delivery by all parties thereto other than the Company, no consent, approval, authorization, order or license of, or filing with or notice to any government, governmental instrumentality, regulatory body or authority or court, domestic or foreign, is required for the valid authorization, issuance and delivery of the Pass Through Certificates and the Equipment Notes, the valid authorization, execution, delivery and performance by the Company of this Agreement, the Participation Agreement, the Pass Through Trust Agreement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party, or the consummation by the Company of the transactions contemplated by this Agreement, the Participation Agreement, the Pass Through Trust Agreement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party, except
      (w) such as are required under the Act, the Trust Indenture Act and the securities or Blue Sky laws of the various states, (x) such filings, recordings or registrations with the Surface Transportation Board of the Department of Transportation (the "STB") and under Section 90 of the Railway Act (Canada) as may be required, (y) if required, the filing of Uniform Commercial Code financing statements in various jurisdictions and the filing of continuation statements with respect thereto required to be filed at periodic intervals under the Uniform Commercial Code and (z) such other filings, recordings or registrations as may be required under the Operative Agreements.


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            (i) This Agreement, the Participation Agreement, the Pass Through
      Trust Agreement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party, have each been duly authorized by the Company and, when executed and delivered by the Company will constitute valid and binding obligations of the Company. The Pass Through Certificates, the Equipment Notes, the Indenture, the Participation Agreement, the Pass Through Trust Agreement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party will conform in all material respects to the descriptions thereof in the Prospectus.

            (j) Ernst & Young LLP ("Ernst & Young"), who reported on the consolidated financial statements of the Company as of December 31, 1996 and for the year then ended, which statements are incorporated by reference in the Registration Statement and Prospectus, were, as of the date of its report on such consolidated financial statements, independent auditors as required by the Act and the rules and regulations thereunder.

            (k) Assuming due authorization, execution and delivery by the Pass Through Trust Agreement, the Pass Through Certificates, when duly executed, authenticated and delivered by the Pass Through Trustee in accordance with the terms of the Pass Through Trust Agreement and this Agreement, will be duly issued under the Pass Through Trust Agreement and will constitute valid and binding obligations of the Pass Through Trustee; and the holders thereof will be entitled to the benefits of the Pass Through Trust Agreement.

            (l) Assuming due authorization, execution and delivery of the Equipment Notes to be issued under the Indenture by the Owner Trustee and due authentication of such Equipment Notes by the Indenture Trustee in accordance with the terms of the Indenture, the Equipment Notes will be duly issued under the Indenture and will constitute valid and binding obligations of the Owner Trustee; and the holders thereof will be entitled to the benefits of the Indenture.

      2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to request the Pass Through Trustee to sell to you, and you agree to purchase from the Pass Through Trustee, at a purchase price of 100% of the principal amount thereof, the Pass Through Certificates.

      As compensation to you for your commitment and obligations hereunder in respect of the Pass Through Certificates, including your undertaking to distribute the Pass Through Certificates, the Company will pay when due, to you an amount equal to the product of .625% times the original principal amount of the Pass Through Certificates purchased by you. Such payment shall be made simultaneously with the payment by you to the Pass Through Trustee of the purchase price of the Pass Through Certificates as specified in Section 3 hereof. Payment


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of such compensation shall be made by Federal funds check or other immediately available funds to the order of Salomon Brothers Inc.

      3. Delivery and Payment. Delivery of and payment for the Pass Through Certificates shall be made at the offices of Neal, Gerber & Eisenberg, Two North LaSalle Street, Chicago, Illinois, at 10:00 a.m. C.S.T., on March 23, 1998 or such later date and time (not later than March 31) as the Company and you shall determine (such date and time of delivery and payment for the Pass Through Certificates being herein called the "Closing Date"). Delivery of the Pass Through Certificates shall be made to your account at The Depository Trust Company against payment by you of the purchase price thereof to or upon the order of the Pass Through Trustee by Federal funds check or other immediately available funds. The Pass Through Certificates shall be registered in such names and in such denominations as you may request not less than three full business days in advance of the Closing Date or such other date as may be agreed upon.

      The Company agrees to have the Pass Through Certificates available for inspection, checking and packaging by you in New York City, not later than 1:00 p.m. (New York City time) on the business day prior to the Closing Date.

      4. Offering by Salomon Brothers Inc. It is understood that, after the Registration Statement becomes effective, you propose to offer the Pass Through Certificates for sale to the public as set forth in the Prospectus.

      5. Agreements. The Company agrees with you that:

            (a) The Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if filing of the prospectus is required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company will promptly advise you (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Pass Through Certificates, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or


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      threatening of any proceeding for that purpose (and the Company agrees that it will each use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof), (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Pass Through Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) during the period when a prospectus relating to the Pass Through Certificates is required to be delivered under the Act, of the mailing or the delivery to the Commission for filing of any document to be filed pursuant to the Exchange Act.

            (b) If, at any time when a prospectus relating to the Pass Through Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules and regulations thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this
      Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and supply any supplemental Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Company will make generally available to its security holders and to you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and the applicable rules and regulations thereunder.

            (d) The Company will furnish to you and your counsel, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by you or a dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as you may reasonably request. Subject to the provisions of Section 2.5 of the Participation Agreement, the Company will pay the expenses of printing all documents relating to the offering.

            (e) The Company will cooperate with you and your special counsel to arrange for the qualification of the Pass Through Certificates for sale under the laws of such jurisdictions as you may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Pass Through Certificates and will arrange for the determination of the legality of the Pass Through Certificates for purchase by institutional investors; provided, however, that the Company will not be


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
      required to qualify to do business in any jurisdiction in order to effect such qualification.

            (f) Between the date of this Agreement and the Closing Date, the Company will not without your prior written consent offer, sell, or enter into any agreement to sell, any public debt securities registered under the Act (other than the Pass Through Certificates).

            (g) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

            (h) On the date of the execution and delivery by the Company of the Participation Agreement, the Lease and the other Operative Agreements to which it is a party, the Company shall deliver to you a certificate, dated such date, signed by its President or any Vice President and its principal financial or accounting officer to the effect that the signers of such certificate have carefully examined the Participation Agreement, the Lease and the other Operative Agreements to which it is a party, the Registration Statement, the Preliminary Prospectus and the Prospectus and that:

                  (i) the representations and warranties of the Company in the
            Participation Agreement, the Lease and the other Operative Agreements to which it is a party are true and correct in all material respects on and as of such date as if made on and as of the Closing Date;

                  (ii) the Company has complied with all the agreements and
            satisfied all the conditions on its part to be performed or satisfied on or prior to such date pursuant to the terms of the Participation Agreement, the Lease and the other Operative Agreements to which it is a party; and

                  (iii) nothing has come to the attention of such person that would lead him or her to believe that as of such date the Registration Statement contains any untrue statement of material fact or omits to state any material fact necessary in


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
            order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (i) In connection with the execution and delivery of the Indenture and the issuance of any Equipment Notes, the Company will cause to be delivered to you and to the Rating Agencies (as hereinafter defined) such opinions of counsel as you may reasonably request.

      6. Conditions to the Obligations of Salomon Brothers Inc. Your obligations to purchase the Pass Through Certificates shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have furnished to you and to Moody's Investors Service, Inc. and Standard and Poor's Corporation (together, the "Rating Agencies"), if requested by you, the opinion of Neal, Gerber & Eisenberg, special counsel to the Company, dated the Closing Date, in form reasonably satisfactory to you and to your special counsel, Mayer, Brown & Platt, to the effect that:

                  (i) Each of the Company and its Significant Subsidiaries has
            been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except in such jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                  (ii) the Company has the corporate power and authority under the laws of the jurisdiction in which it is chartered or organized to perform its obligations hereunder and under the Participation Agreement, the Pass Through

            Trust Agreement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party;

                  (iii) subject to the limitations and qualifications set forth in clause (xiv) of this Section 6(b), assuming that the Pass Through Certificates have been duly authorized and validly executed, authenticated, issued and delivered by the Pass Through Trustee pursuant to the Pass Through Trust Agreement, the holders of such Pass Through Certificates are entitled to the benefits of the Pass Through Trust Agreement;

                  (iv) the Pass Through Certificates conform in all material respects to the description thereof contained in the Final Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same;

                  (v) no authorization, approval, consent, order or license of or filing with or notice to any government, governmental instrumentality, regulatory body or authority or court is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the Participation Agreement, the Pass Through Trust Agreement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party, or the consummation by the Company of the transactions contemplated by this Agreement, the Participation Agreement, the Pass Through Trust Agreement, the Lease and the other Operative Agreements to which the Company is, or is to be, a party, except (w) such as are required under the Act, the Trust Indenture Act and the securities or Blue Sky laws of the various states, (x) such filings, recordings or registrations with the STB and under Section 90 of the Railway Act (Canada) as may be required, (y) if required, the filing of Uniform Commercial Code financing statements in various jurisdictions and the filing of continuation statements with respect thereto required to be filed at periodic intervals under the Uniform Commercial Code and (z) such other filings, recordings or registrations as may be required under the Operative Agreements;

                  (vi) to the best knowledge of such counsel, there is no
            pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately disclosed, and there is no franchise, contract or other document known to such counsel of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                  (vii) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); the Pass Through Trust Agreement has become qualified under the Trust Indenture Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements and related schedules and other financial and statistical information, including the notes thereto, included or incorporated by reference therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations thereunder; the Pass Through Trust Agreement and the Statement of Eligibility and Qualification of the Pass Through Trustee on Form T-1 comply as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations thereunder; and each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for the financial statements, including the notes thereto, and related schedules and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no opinion) appeared on its face, as of its respective filing date, to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder;

                  (viii)[Intentionally Omitted];

                  (ix) this Agreement, the Pass Through Trust Agreement, the
            Participation Agreement, the Lease, and all the other Operative Agreements to which the Company is, or is to be, a party have been duly authorized and, on the Closing Date, assuming due authorization, execution and delivery by the parties thereto other than the Company, upon execution and delivery by the Company, will be valid and binding obligations of the Company, enforceable against the Company, in accordance with their respective terms, except (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (ii) in the case of the Lease, as limited by applicable laws which may affect the remedies provided in the Lease, which laws, however, do not in such counsel's opinion make the remedies provided in the Lease inadequate for the practical realization of the rights and benefits provided thereby and (iii) in the case of this Agreement, as to provisions relating to indemnification or contribution for liabilities arising under the Act, as to which such counsel need express no opinion;

                  (x) the Pass Through Trust Agreement, the Equipment Notes, the
            Indenture, the Participation Agreement, the Lease and the other Operative Agreements (to the extent described therein) conform, or when duly executed and delivered by the parties thereto will conform, in all material respects to the descriptions thereof contained in the Prospectus;

                  (xi) the execution and delivery by the Company of this
            Agreement, the Participation Agreement, the Pass Through Trust Agreement, the Lease and the other Operative Agreements to which the Company, is, or is to be, a party, the consummation by the Company of the transactions herein and therein contemplated and in the manner herein and therein contemplated and compliance by the Company with the terms hereof and thereof, do not and will not conflict with, or result in a breach by the Company of, any of the terms or provisions of, or constitute a default under, any material indenture or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound, or any law, rule, regulation, judgment or order known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Company, except that such counsel need express no opinion or belief as to the accuracy or completeness of the Registration Statement or Final Prospectus except for the opinions expressed in clauses (iv), (x), and (xii) (except that such counsel need not express any opinion as to any violation of any such law, rule or regulation, judgment or order (a) which does not materially affect the validity of the Equipment Notes or the Pass Through Certificates or (b) which reflects conclusions based on misrepresentations to, concealment of information from or other fraudulent acts perpetrated on such counsel);

                  (xii) the statements in the Registration Statement and Final
            Prospectus under the headings "Material Federal Income Tax Consequences", "Certain Illinois Taxes" and "ERISA Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

                  (xiii) the Company is not an "investment company" or a company
            "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (xiv) assuming due authorization, execution, issuance and
            delivery of the Equipment Notes by the Owner Trustee as contemplated by the Indenture, and due authentication of such Equipment Notes by the Indenture Trustee, each of the Equipment Notes, when issued, will constitute valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the holders of the Equipment Notes will be entitled to the benefits of the Indenture;

                  (xv) assuming due authorization, execution and delivery of the
            Pass Through Trust Agreement by the Pass Through Trustee, the Pass Through Trust Agreement constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (xvi) the trust created by the Pass Through Trust Agreement will not be classified as an association taxable as a corporation for federal income tax purposes, but rather, will be classified as a grantor trust under subpart E, Part I of Subchapter J of the Internal Revenue Code of 1986, as amended (the "Code"), and each Certificate Owner will be treated as the owner of a pro rata undivided interest in each of the Equipment Notes and any other property held in such Pass Through Trust;

                  (xvii) although counsel is not aware of any judicial
            authority, the Pass Through Trust is not required to be registered under the Investment Company Act of 1940, as amended;

                  (xviii) assuming due authorization, execution and delivery of the Indenture by the parties thereto, the Indenture will subject the Indenture Estate covered by the Indenture to the security interests created thereby;

                  (xix) there are no taxes, fees or other governmental charges payable under the laws of the State of Illinois or any political subdivision thereof in connection with the execution and delivery by the Pass Through Trustee, in its individual capacity or as Pass Through Trustee, or Indenture Trustee, as the case may be, of the Participation Agreement, the Pass Through Trust Agreement and the other Operative Agreements, as the case may be, or in connection with the issuance, execution, authentication and delivery of the Pass

            Through Certificates by the Pass Through Trustee pursuant to the Pass Through Trust Agreement or the issuance, authentication or delivery of the Equipment Notes;

                  (xx) Except to the extent the Indenture Trustee forecloses on the Equipment and any of the Equipment is located in Illinois or to the extent the Indenture Estate, or the trust created by the Pass Through Trust Agreement, as applicable, engages in business in Illinois as a result of such foreclosure:

                        (I) neither the trust created by the Pass Through Trust
            Agreement, the Indenture Estate nor the Pass Through Trustee (either in its individual capacity or as Pass Through Trustee), nor their respective affiliates, successors or assigns, will be subject to any tax (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Illinois or any political subdivision thereof (other than taxes imposed on the fees received by the Pass Through Trustee for acting as Pass Through Trustee under the Pass Through Trust Agreement).

                        (II) Certificate Owners who are not residents of or
            otherwise subject to tax in the State of Illinois will not be subject to any tax (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Illinois or any political subdivision thereof as a result of purchasing, holding (including receiving payments with respect to) or selling a Certificate.

                        (III) There are no applicable taxes under the laws of
            the State of Illinois or any political subdivision thereof upon or with respect to (a) the construction, mortgaging, financing, refinancing, purchase, acquisition, acceptance, rejection, delivery, nondelivery, transport, location, ownership, insurance, control, assembly, possession, repossession, operation, use, condition, maintenance, repair, sale, return, abandonment, replacement, preparation, installation, storage, redelivery, manufacture, leasing, subleasing, modification, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of the Equipment or any interest in any thereof, (b) payments of Rent or the receipts, income or earnings arising therefrom or received with respect to the Equipment or any interest in any thereof or payable pursuant to the Lease, (c) any amount paid or payable pursuant to any Operative Agreement, (d) the Equipment or any interest therein or the applicability of the Lease to the Equipment or any interest thereof, (e) any or all of the Operative Agreements, any or all of the Equipment Notes or any interest in any or all thereof or the offering, registration, reregistration, issuance, acquisition, modification, assumption, reissuance, refinancing or refunding or any or all thereof, and any other documents contemplated hereby or thereby and amendments and supplements hereto and thereto, (f) the payment of the principal of, or interest or premium on, or other amounts payable with respect to, any or all of the Equipment Notes, whether as originally issued or pursuant to any refinancing, refunding, assumption, modification, or reissuance, or any other obligation evidencing any loan in replacement of the loan evidenced by any or all of the Equipment Notes, (g) the property, or the income, earnings, receipts or other proceeds received with respect to the property, to be held by the Indenture Trustee under the Indenture or (h) otherwise with respect to or in connection with the transactions contemplated by the Operative Agreements, which would not have been imposed if the Indenture Trustee had not had its principal place of business in, had not performed (either in its individual capacity or as Indenture Trustee) any or all of its administrative duties under the Operative Agreements in, and had not engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in, the State of Illinois.

      In passing on the form of the Registration Statement and the Final Prospectus and each amendment and supplement thereof, such counsel may state that it has not independently verified the accuracy, completeness or fairness of the statements made or included therein and takes no responsibility therefor and that such opinion is based upon such counsel's examination of the Registration Statement, the Final Prospectus as amended or supplemented, its activities in connection with the preparation thereof and its participation in conferences with certain officers and employees of the Company and its subsidiaries and with representatives of Ernst & Young LLP and any others referred to in such opinion, and subject to the same qualifications, such counsel may also state that, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Final Prospectus and have not made any independent check or verification thereof, nothing has come to their attention in their examination of the Registration Statement, their participation in the preparation thereof and participation in the above-referenced conferences that has caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Final Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In rendering such opinion, such counsel may state that it expresses no opinion as to the laws of any jurisdiction other than the State of Illinois, the General Corporation Law of the State of Delaware and the Federal law of the United States of America and may rely (A) as to matters involving the application of (x) laws of Canada or its Provinces and (y) laws, rules and regulations with respect to the STB to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to you and your counsel; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials, and may assume for purposes of its opinion with respect to this Agreement set forth in Section 6(b)(ix) that the laws of the State of New York are identical to the laws of the State of Illinois.

            (c) You shall have received from the Law Department of Harris Trust and Savings Bank, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you and your special counsel, Mayer, Brown & Platt, to the effect that:

                  (i) Harris Trust and Savings Bank is an Illinois banking
            corporation validly existing and holding a valid certificate to do business as an Illinois banking corporation with trust powers, and, in its individual capacity or as Pass Through Trustee or Indenture Trustee, as the case may be, has full corporate power and authority to execute, deliver and carry out the terms of the Indenture, the Participation Agreement, the Pass Through Trust Agreement and the other Operative Agreements to which it is a party;

                  (ii) Harris Trust and Savings Bank (in its individual
            capacity, to the extent provided therein), has duly authorized, executed and delivered the Pass Through Trust Agreement and, assuming due authorization, execution and delivery by the Company, such agreement constitutes the valid and binding obligation of Harris Trust and Savings Bank (in its individual capacity, to the extent provided therein), enforceable against Harris Trust and Savings Bank (in its individual capacity, to the extent provided therein), in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium reorganization, receivership, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (iii) the Pass Through Certificates have been duly authorized and validly executed, authenticated, issued and delivered by the Pass Through Trustee pursuant to the Pass Through Trust Agreement; and the holders of the Pass Through Certificates are entitled to the benefits of the Pass Through Trust Agreement;

                  (iv) the authorization, execution, delivery and performance by
            Harris Trust and Savings Bank (in its individual capacity, to the extent provided therein), the Pass Through Trustee or the Indenture Trustee, as the case may be, of the Indenture, the Participation Agreement, the Pass Through Trust Agreement and the other Operative Agreements to which it is or will be party and the consummation of the transactions therein contemplated and compliance with the terms thereof and issuance of the Pass Through Certificates thereunder do not and will not result in the violation of the provisions of the Certificate of Merger dated April 1, 1972 which constitutes the articles of association of Harris Trust and Savings Bank or the By-Laws of Harris Trust and Savings Bank, and do not and will not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of Harris Trust and Savings Bank, the Pass Through Trustee or the Indenture Trustee, as the case may be, under any indenture, mortgage or other agreement or instrument known to such counsel to which the Pass Through Trustee or the Indenture Trustee, as the case may be, is a party or by which it or any of its property is bound, or any Illinois or Federal law, rule or regulation governing Harris Trust and Savings Bank's, the Pass Through Trustee's or the Indenture Trustee's banking or trust powers, or of any judgment, order or decree known to such counsel to be applicable to Harris Trust and Savings Bank, the Pass Through Trustee or the Indenture Trustee, as the case may be, of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over Harris Trust and Savings Bank, the Pass Through Trustee or the Indenture Trustee or its respective properties;

                  (v) no authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any Federal or state governmental authority or agency pursuant to any Federal or Illinois law governing the banking or trust powers of Harris Trust and Savings Bank, the Pass Through Trustee or the Indenture Trustee is required for the authorization, execution, delivery and performance by Harris Trust and Savings Bank, (in its individual capacity, to the extent provided therein), the Pass Through Trustee or the Indenture Trustee of the Indenture, the Participation Agreement, the Pass Through Trust Agreement and the other Operative Agreements to which it is or will be a party or the consummation of any of the transactions by the Pass Through Trustee or Indenture Trustee contemplated thereby or the issuance of the Pass Through Certificates under the Pass Through Trust Agreement (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law;

                  (vi) assuming the due authorization, execution and delivery thereof by the other parties thereto, upon the execution and delivery of the Participation Agreement, Indenture and other Operative Agreements by the Pass Through Trustee or the Indenture Trustee, as the case may be, such agreement will have been duly authorized, executed and delivered by the Pass Through Trustee or Indenture Trustee, as the case may be, and each such agreement shall consulate the valid and binding obligation thereof, and be enforceable there against in accordance with their respective terms subject to the qualifications set forth in Section 6(c)(ii) hereof.

In giving such opinion, the Law Department of Harris Trust and Savings Bank (A) may state that no opinion is expressed as to laws other than the laws of the State of Illinois and the Federal law of the United States of America, (B) may assume as to the opinions expressed in clause (ii) relating to any of the Operative Agreements, insofar as they involve matters relating to the laws of any jurisdiction other than Illinois, that such Operative Agreements constitute legal, valid and binding instruments under such laws and (C) may include such other reasonable assumptions as are customary in legal opinions delivered in connection with transactions of this type.

            (d) You shall have received from Mayer, Brown & Platt, your special counsel, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Pass Through Certificates, the Pass Through Trust Agreement, the Registration Statement, the Final Prospectus and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (e) You shall have been furnished with a certificate of the Company, signed by the President or any Vice President and the principal financial officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this
            Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued and, to the Company's knowledge, no proceedings for that purpose have been instituted or threatened; and

                  (iii) since the date of the most recent financial statements incorporated by reference in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

            (f) At the Execution Time and at the Closing Date, Ernst & Young shall have furnished to you a letter or letters, dated, respectively, as of the Execution Time and as of the Closing Date, in form and substance satisfactory to you, confirming that:

                  (i) they are independent auditors within the meaning of the
            Act and the applicable published rules and regulations thereunder and stating in effect that in their opinion the audited consolidated financial statements and schedules thereto incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations thereunder with respect to registration statements on Form S-3; and that nothing came to their attention which caused them to believe that the amounts under the caption "Selected Financial Information" for each of the five years ended December 31, 1996 included in the Registration Statement and the Final Prospectus, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived; and as to the periods for which it served as the Company's independent auditor, such financial statements were covered by unqualified reports issued by them; and

                  (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Final Prospectus, including the information set forth under the captions "Selected Financial Information", and in Exhibit 12 to the Registration Statement agrees with the accounting records and schedules of the Company and its subsidiaries, excluding any questions of legal interpretation.

            (g) In addition, Ernst & Young shall have furnished to you a letter or letters, dated, respectively, as of the Execution Time and as of the Closing Date, in form and substance satisfactory to you, to the effect that on the basis of a reading of the unaudited condensed financial statements of the Company contained in the Company's Quarterly Reports on Form 10-Q for the quarter ended September 30, 1997 incorporated by reference in the Registration Statement, the amounts set forth under the captions "Selected Financial Information" and "Capitalization" included in the Registration Statement and the Final Prospectus and of the latest unaudited consolidated financial statements made available to them by the Company and its subsidiaries; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to September 30, 1997 nothing came to their attention which caused them to believe that (A) the unaudited consolidated financial statements of the Company incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the rules and regulations thereunder as they apply to Form 10-Q or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company incorporated by reference in the Registration Statement, and (B) with respect to the period subsequent to December 31, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the borrowed debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholder's equity of the Company and its subsidiaries as compared with the amounts shown on the September 30, 1997, unaudited consolidated balance sheet data included in "Selected Financial Information" in the Registration Statement and the Prospectus, or for the period from December 31, 1996 to such specified date, there were any decreases, as compared with the corresponding period in the preceding year, in total revenues from net sales and services, or in income before income taxes or net income, of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by you.

      References to the Prospectus in paragraphs (f) and (g) include any supplement thereto at the date of the letter.

            (h) Subsequent to the Execution Time or, if earlier, the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letters referred to in paragraphs (f) and (g) of this
      Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries taken as a whole the effect of which, in any case referred to in clause (i) or (ii) above, is, in your judgment, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Pass Through Certificates as contemplated by the Registration Statement and the Prospectus.

            (i) Subsequent to the Execution Time and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in the rating accorded the Company's debt securities by the Rating Agencies as of the Execution Time.

            (j) Prior to the Closing Date, the Company shall have furnished to you and the Rating Agencies such further information, certificates and documents as you and they may reasonably request.

            (k) The Pass Through Certificates shall have received ratings of "A1 senior secured" by Moody's Investors Service, Inc. and "A+" by Standard & Poor's Corporation.

      If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to you and your counsel, this Agreement and all your obligations hereunder may be canceled at, or at any time prior to, the Closing Date by you. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

      7. Reimbursement of the Underwriters' Expenses. If the sale of the Pass Through Certificates provided for herein is not consummated because any condition to your obligation set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by you, the Company will reimburse you upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by you in connection with the proposed purchase and sale of the Pass Through Certificates.

      8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless you and each person who controls you within the meaning of either the Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which you or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Pass Through Certificates as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse you and each such controlling person for any legal or other expenses reasonably incurred by you or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of you specifically for use in connection with the preparation thereof, it being understood and agreed that the only information furnished by or on behalf of the Underwriter consists of
(x) the stabilization language appearing on the top of page S-2, (y) the third paragraph under the caption "Underwriting," and (z) the first sentence of the fifth paragraph under the caption "Underwriting," each as contained in the Preliminary Final Prospectus and the Final Prospectus and (ii) such indemnity with respect to any Preliminary Final Prospectus shall not inure to your benefit (or to the benefit of any person controlling you) if the person asserting any such loss, claim, damage or liability purchased the Pass Through Certificates which are the subject thereof did not receive a copy or the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Pass Through Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which Union may otherwise have.

      (b) You agree to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to you furnished to the Company by or on behalf of you specifically for use in preparation of the documents referred to in clause (a) of this Section 8. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Final Prospectus and the Final Prospectus and the stabilization language included on the inside front cover of any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of you for inclusion in any Preliminary Final Prospectus or the Final Prospectus, and you confirm that such statements are correct.

      (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and the indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

      (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and you shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and you may be subject in such proportion so that each of you are responsible only for that portion represented by the percentage that the aggregate underwriting commission in respect of the Pass Through Certificates appearing on the cover page of the Prospectus attributable to Pass Through Certificates sold by you bears to the aggregate public offering price in respect of such Pass Through Certificates appearing thereon and the Company is responsible for the balance;

provided, however, that (y) in no case shall you be responsible for any amount in excess of such respective underwriting commissions and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls you within the meaning of the Act shall have the same rights to contribution as you, and each person who controls the Company within the meaning of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contributions may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

      9. Termination. This Agreement shall be subject to termination in your absolute discretion by notice given to the Company prior to delivery of and payment for the Pass Through Certificates, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal, New York State or Illinois State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Pass Through Certificates.

      10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of its officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Pass Through Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

      11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to you, will be mailed, delivered or telegraphed and confirmed in the case of Solomon Brothers Inc at 7 World Trade Center, New York, New York 10048, Attention: Legal Department; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 225 West Washington Street, Chicago, Illinois 60606, Attention: Secretary.

      12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

      13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                    Very truly yours,

                                    UNION TANK CAR COMPANY



                                    By /s/ Mark J. Garrette
                                      --------------------------------
                                       Name: Mark J. Garrette
                                       Title: Vice President



The foregoing Agreement is
hereby confirmed and accepted as of the
date first written above.

SALOMON BROTHERS INC


By /s/ Roy Chandran
  --------------------------------
   Name: Roy Chandran
   Title: Vice President

                                                                      Schedule A



                                                                     Final
Pass Through Certificate  Principal Amount    Interest Rate    Distribution Date
------------------------  ----------------    -------------    -----------------
         1998-A              $97,852,000          6.57%         January 2, 2014





Type of Offering:  Delayed Offering